                                                                   EXHIBIT 23.1


            CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC AUDITORS


     As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated April 21, 1997 included in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1997.

                                                ARTHUR ANDERSEN LLP

San Jose, California
January 27, 1998